SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        DATE OF REPORT (date of earliest event reported): April 28, 2003



                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)



       DELAWARE                    0-26071               06-1447017
(State or Other Jurisdiction     (Commission          (I.R.S. Employer
      of incorporation)           File Number)       Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)









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ITEM 5.   OTHER EVENTS

On April 29, 2003, the Company issued a press release, which is attached as
Exhibit 99.1 to this Current Report on Form 8-K, relating to the addition of Benjamin A. Burditt and Richard L. Feinstein as directors to its Board of Directors. Mr. Feinstein will also act as Chairman of the Company's Audit Committee.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit Number                 Description
--------------                 -----------

99.1                           Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                         EDGAR Online, Inc.


                                         /s/ Susan Strausberg
Dated:  April 29, 2003                   --------------------
                                         By: Susan Strausberg
                                         Chief Executive Officer and President

                                  EXHIBIT INDEX


Exhibit
Number                Description of Document
------                -----------------------

99.1                  Press Release